Earnings Supplement Q2 2020 Exhibit 99.2

Introduction to Open Lending

~$250bn
2018 Underlying Addressable Market[3]

$1.8bn
2019A Annual Loans Facilitated[2]

15+
Years of Proprietary Data

2m+
Unique Risk Profiles

50%+
2019A EBITDA margin

$64.9m
2019A EBITDA

~50%
2019A-2021E Revenue CAGR[1]

+300
Active Automotive Lenders[4]

OpenLending

Specialized ***Lending Enablement Platform*** for the ***Near-Prime Market***
Powered by ***Proprietary Data***, ***Advanced Decisioning Analytics***,
an ***Innovative Insurance Structure*** and ***Scaled Distribution***

(1) Revenue CAGR calculated using midpoint of high and low 2021 revenue estimates
(2) Reflects actual loans through December.
(3) Source: Experian, New York Federal Reserve.
(4) Active automotive lender is defined as an automotive lender that issued at least one insured loan in the previous quarter.

2

490 770 630 560 700 Credit Score Banks / OEMs Credit Unions Finance Companies Buy-Here Pay-Here Lender Type Massive, Underserved Population ~$250bn 2018 Underserved Auto Loan Opportunity(1) Open Lending Enables Banks, Credit Unions, OEM Captives and Other Financial Institutions to Profitably Lend to Traditionally Underserved Near-Prime Borrowers Open Lending empowers its bank, credit union, and OEM captive customers to profitably lend to consumers with credit scores between 560 and 699. Note: Graph is illustrative.

Driving Value Creation Across the Entire Ecosystem Insurers Consumers Lenders Dealers OEMs More Customers Higher Loan Volumes CECL Relief Lower Risk Customer Satisfaction & Retention Increased ROA Increased Sales Customer Satisfaction More Financing Options Higher Retention Increased Car Sales Optimized Sales Process Better Financing Options Quicker Underwriting More Approvals Higher Loan Amounts Better Rates Appropriate Down Payments Top-Line Growth Diversified Risk Consistent Flow Increased ROE

Compelling Investment Thesis Intact

1	**Substantial Market Opportunity**	▪ **Expanding and underserved** market opportunity with strong secular drivers with <1% share[1] ▪ Opportunity to **accelerate market share gains** as credit unions prove resilience ▪ Currently ~$250bn underlying market with current solution; expanding market as consumers enter near prime
2	**Attractive Business Model**	▪ **~$1,160 revenue per loan** on Lenders Protection Program[2] **without taking any balance sheet risk**[3] ▪ **Considerable barriers to entry;** 15+ years of proprietary data and 5-second underwriting decisions ▪ Lack of consumer acquisition and distribution costs **increasingly relevant**
3	**Significant Growth Opportunities**	▪ New customer growth and penetration expected to **outweigh impact** of slower economic growth ▪ Near-term drivers of **attainable** growth, guidance does not reflect potential OEM upside
4	**Resilient Model Through Cycles**	▪ Lending partners offer **low cost solution** in a large market, business model with **no loss exposure** ▪ **Compelling solution for lenders seeking to mitigate risk** during uncertain market conditions ▪ Historically recessions have seen a net increase in near prime consumers, increasing the addressable market
5	**Experienced Management Team**	▪ Visionary management team with **deep domain expertise,** selectively growing already strong team ▪ Large financial commitment to transaction even more relevant today
6	**Compelling Financial Profile**	▪ **53% 2019A to 2021E Cert CAGR, $125-168m 2021E EBITDA, 69.9% 2019 Adjusted EBITDA[4] margin** ▪ Base of over 300 active automotive lenders[5] lenders with **100%+ net retention**[6]

(1) Based on $1.76bn loans facilitated in 2019, out of underlying TAM of $250bn of annual near-prime auto lending.
(2) *The Lenders Protection Program (which we commonly refer to as "Lenders Protection"), prior to impacts of COVID or other temporary adjustments*
(3) Based on ~$23k average loan amount, consistent with Open Lending enabling loans. Represents illustrative unit economics for credit union, bank and OEM customers based on 2019, prior to impacts of COVID or other temporary adjustments.
(4) EBITDA reconciliation of net income to consolidated adjusted EBITDA on page 14
(5) Active automotive lender is defined as an automotive lender that issued at least one insured loan in the previous quarter.
(6) Based on net retention over last 4 years, where each year had over 100% net retention

5

Financial & Business Update

Attractive Fee and Profit Share Revenue Model

Today, Open Lending Generates ~$1,160 in revenue per Loan[1] on Average Comprised of ***Program Fee***, ***Admin Fee*** and ***Insurance Profit Share***



Consumers
Monthly Payments
Access to Credit
Lenders
Insurance Premium
Default Protection
Insurers



Lenders Protection
1 Program Fee
Proprietary Score – All-in Rate for Borrower
2 Admin Fee
3 Profit Share
Premium Growth, Uncorrelated Risk
openLending

1 Program Fee (~$470) [1]
- Fee based on the initial loan amount
- Recognized upfront and for majority of loans is paid upfront

2 Administration Fee (~$65)
- Fixed % fee of monthly earned insurance premium
- Paid monthly over the life of the loan

3 Profit Share (~$626) [2]
- Fixed % of the monthly underwriting profit for all lenders
- Recognized upfront and received from carrier over the term of the loan

Direct model shown above. For indirect model, dealers interact with consumer.
(1) Based on 2019 numbers.
(2) Based on ~$23k average loan amount, consistent with Open Lending enabling loans. Represents illustrative unit economics for credit union, bank and OEM customers based on 2019, prior to impacts of COVID or other temporary adjustments.

7

Financial Highlights Q2 2020 Total Certs 18,684 Revenue ($mm) $22.1 million Adj. EBITDA ($mm) $15.4 million Adj. Operating Cash Flow1 ($mm) $11.1 million (1) Defined as Adj. EBITDA, minus CAPEX, plus or minus change in contract assets

Recent Accomplishments



Company Highlights

- Closed the business combination with Nebula Acquisition Corp. on June 10, 2020
- LPRO began trading on the Nasdaq Stock Market on June 11, 2020
- Named a winner of NAFCU (National Association of Federally-Insured Credit Unions) Services' 2020 Innovation Awards

Swift Response to Challenged Economic Environment

- Implemented changes to underwriting model – largely took effect by April 1
  - Tightened underwriting standards and increased premiums(1)
- Enhanced focus on Refinance Program to drive additional cert volume

Open Lending and Partners Strongly Positioned

- Credit union and bank lenders are well capitalized and expected to have ample liquidity
- Insurers modestly impacted relative to other industries and anticipating profitability through 2020
- Low interest rate environment, traditional lenders retrenching, and commuters shifting away from public modes of transportation are driving positive trends

Q2 Update

- Partnered with 17 new refinance lenders in Q2
- Added 28 customers in the first six months of 2020; 11 new lender contracts executed in Q2
- 12 active implementations with "go live" dates in the next 60 days, which is projected to produce approximately 4,000 certified loans annually, once fully implemented
- New credit union partnerships such as GreenState Credit Union, US Eagle Federal Credit Union and Clark Country Credit Union.

(1) Premium increase via model change involving vehicle values that results effectively results in higher premiums

9

Growth Plan Expand Core Business 1 OEM Opportunity 2 CECL Relief 3 Launch into New Channels 4 Broaden Our Offerings 5

Q2 2020 Key Performance Indicators Effective January 1, 2019, the Company adopted ASC 606 which requires us to recognize the full amount of profit share revenue up front. This was not retroactively applied to prior periods and therefore 2018 and 2017 are not comparable.

Q2 2020 Financial Update

Appendix

Reconciliation of Net Income (Loss) to Consolidated Adjusted EBITDA Reflects non-cash charges for the change in the estimated fair value of contingent consideration earn-out shares from June 10 through June 30, 2020. Reflects transaction bonuses awarded to key employees and directors in connection with the business combination. Represents non-cash charges associated with the Class B Unit Incentive Plan of Open Lending, LLC. For the three months ended June 30, 2020 represents accelerated vesting of the legacy plan as result of the business combination.

Share Count Shares In millions Total Shares Outstanding at June 30, 2020 95.3 Contingent Consideration Shares Achieved 23.8 Total Shares Outstanding at August 10, 2020 119.1 Dilutive Effect of Public Warrants (1) (2) 3.4 Total Diluted Shares Outstanding 122.5 Calculated using the Treasury Stock Method which assumes cashless exercise by warrant holders utilizing the closing market price of our common stock on August 10, 2020 of $18.37. There are 9,166,659 warrants outstanding that have an exercise price of $11.50 per whole share. The Company may call the warrants for redemption: in whole and not in part; at a price of $0.01 per warrant; upon not less than 30 days' prior written notice of redemption to each warrant holder; and if, and only if, the reported last sale price of the common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-day trading period ending three business days before we send the notice of redemption to the warrant holders. Please see our effective Form S-1 Registration Statement for complete details.